Subordinated loans and Debt securities in issue	6 Months Ended
Jun. 30, 2018
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Subordinated loans and Debt securities in issue

10 Subordinated loans and Debt securities in issue

Subordinated loans

Subordinated loans mainly consist of Tier 1 and Tier 2 instruments that may be included in the calculation of ING’s capital ratios. Under IFRS these bonds are classified as financial liabilities and for regulatory purposes they are considered capital.

The increase in subordinated loans in the first six months of 2018 of EUR 257 million is mainly due to two new issued Tier 2 bonds (EUR 750 million and USD 1,250 million) and exchange rate effects, partly offset by the redemption of two Tier 2 bonds (EUR 1.7 billion).

Debt securities in issue

The increase in Debt securities in issue of EUR 20 billion, in the first six months of 2018, is mainly a result of an increase in commercial paper and certificates of deposits of EUR 17 billion, EUR 8 billion respectively. These were partly offset by a decrease in long term bonds, Covered bonds, savings certificates and mortgages backed securities.